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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    December 11, 2003
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                           YELLOW ROADWAY CORPORATION
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             (Exact name of registrant as specified in its charter)




              Delaware                     0-12255              48-0948788
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    (State or other jurisdiction         (Commission          (IRS Employer
          of incorporation)              File Number)      Identification No.)




                  10990 Roe Avenue, Overland Park, Kansas 66211
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               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------



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Item 2.  Acquisition or Disposition of Assets

On December 11, 2003, Yellow Corporation (Yellow) completed the acquisition of Roadway Corporation (Roadway). Based in Akron, Ohio, Roadway provides transportation services including long-haul less-than-truckload (LTL) freight services and regional next-day LTL through its operating entities, Roadway Express, Inc. and Roadway Next Day Corporation. As a result of the acquisition, Roadway became an operating subsidiary under the Yellow holding company, which was renamed Yellow Roadway Corporation (Yellow Roadway). The acquisition was completed pursuant to an Agreement and Plan of Merger dated as of July 8, 2003, by and among Yellow Corporation, Yankee LLC (a wholly owned subsidiary of Yellow that was renamed Roadway LLC upon consummation of the acquisition) and Roadway Corporation incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K. Yellow Roadway intends to operate the Roadway subsidiary in a similar manner as it operated preceding the acquisition. By virtue of the Agreement and Plan of Merger, the Yellow Roadway board of directors added three new members, Frank P. Doyle, John F. Fiedler and Phillip J. Meek, all of whom were Roadway Corporation directors. In addition, James D. Staley, former President and Chief Executive Officer of Roadway Corporation, became President and Chief Executive Officer of the operating subsidiary, Roadway LLC.

Consideration for the acquisition included approximately $493 million in cash, approximately 18 million shares of Yellow Roadway common stock and the assumption of approximately $152 million in net Roadway indebtedness. The cash portion of the purchase price was funded primarily through a term loan of $175 million under a new credit facility (see Item 5 below), a private placement of $250 million of 5.0 percent contingent convertible senior notes due 2023 and a private placement of $150 million of 3.375 percent contingent convertible senior notes due 2023.

The foregoing is qualified by reference to Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.  Other Events

In connection with the acquisition of Roadway, Yellow replaced its existing credit facility with a new $675 million senior secured credit facility maturing in June 2008. The facility is comprised of a $250 million revolving credit facility, a $250 million prefunded letter of credit facility and a $175 million term loan. The $250 million revolving credit facility was funded by a syndicate of U.S. and foreign banks led by Deutsche Bank, AG, and including: Bank One, NA; SunTrust Bank; Fleet National Bank; Wachovia Bank, National Association; U.S. Bank National Association; BNP Paribas; Bank of America, N.A.; The Bank of Tokyo
- Mitsubishi, LTD.; Harris Trust and Savings Bank; LaSalle Bank, National Association; and UFJ Bank Limited. The $250 million prefunded letter of credit facility and the $175 million term loan were funded by institutional investors. The senior credit facility is secured by substantially all of the domestic assets of Yellow Roadway.

The foregoing is qualified by reference to Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial statements of businesses acquired.

              The audited financial statements of Roadway Corporation as of December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000, and the unaudited financial statements as of March 29, 2003 and June 21, 2003 and for the twelve-weeks ended March 29, 2003 and March 23, 2002 and for the twenty-four weeks ended June 21, 2003 and June 15, 2002 were filed on Form 8-K under
              Item 7 on October 21, 2003. The unaudited financial statements as of September 13, 2003 and for the thirty-six weeks ended September 13, 2003 and September 7, 2002 specified in Rule 3-05(b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

         (b)  Pro forma financial information.

              The pro forma financial statements required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

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         (c)  Exhibits.

              2.1 Agreement and Plan of Merger, dated as of July 8, 2003, by and among Yellow Corporation, Yellow LLC and Roadway Corporation (incorporated by reference to Exhibit 2.1 to Yellow Corporation's Current Report on Form 8-K, as amended, filed on July 8, 2003, Reg. No. 000-12255). Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to this Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets of the business being acquired and the representations and warranties made by the parties to the Purchase Agreement. The registrant agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request.

              4.1 Credit Agreement, dated as of December 11, 2003, among Yellow Roadway Corporation, certain of its subsidiaries, various lenders, Bank One, NA, and SunTrust Bank as Co-Syndication Agents; Fleet National Bank and Wachovia Bank, National Association as Co-Documentation Agents; Deutsche Bank AG, New York Branch as Administrative Agent; and Deutsche Bank Securities, Inc. as Sole Lead Arranger and Sole Book Running Manager. Certain schedules and exhibits to this Credit Agreement have not been filed with this exhibit. The schedules and exhibits contain various items related to the representations and warranties made by the parties to the Credit Agreement and forms of documents executed or to be executed in connection with the operation of the Credit Agreement. The registrant agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                YELLOW ROADWAY CORPORATION
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                                                  (Registrant)

Date:  December 17, 2003                  By: /s/ Donald G. Barger, Jr.
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                                          Donald G. Barger, Jr.
                                          Senior Vice President and Chief
                                          Financial Officer